UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2021
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OPTINOSE, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38241	42-1771610
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1020 Stony Hill Road, Suite 300
Yardley, Pennsylvania 19067
(Address of principal executive offices and zip code)

(267) 364-3500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☒	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	OPTN	Nasdaq Global Select Market

Item 8.01 Other Events.

As previously reported, the Company completed an interim analysis to access the variance in one of the two co-primary endpoints in its first CS trial - change in Composite Score of Nasal Symptoms from baseline to week 4. The analysis was performed on blinded interim data from approximately half of the initial estimated enrollment of 378 patients. The result of this interim analysis was that the observed variance in this endpoint was lower than the variance assumed when the Company estimated sample size during the design of the study.

The Company is now reporting that it has completed a previously planned, blinded interim analysis to access the variance in the other co-primary endpoint in this trial – change in average percent opacification of volume by CT scan from baseline to week 24. The analysis was performed on blinded interim data from approximately one-third of the initial estimated enrollment of 378 patients for whom 6-month CT scan data was available. The result of this interim analysis was that the observed variance in this endpoint was also lower than the variance assumed when the Company estimated sample size for statistical powering during the initial design of the study. Based on the results of these two interim analyses, and the Company’s assumptions and estimates relating to the study, the Company anticipates that the initial targeted statistical power will be achieved with the approximately 330 patients currently enrolled in the study. As a result, the Company has closed enrollment in the first CS trial and is now focusing all of its recruitment efforts on the second CS trial. For clarity, both of the referenced interim analyses were blinded to treatment group and therefore could not evaluate the magnitude of difference, if any, between treatment groups. Accordingly, these interim analyses were not designed to, and do not, provide evidence regarding possible superiority of active treatment over placebo or success of the trials.

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On July 30, 2021, the Company issued a press release announcing the completion of patient recruitment in one of its chronic sinusitis trials. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits.

Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release issued by OptiNose, Inc., dated July 30, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OptiNose, Inc.
By: /s/ Keith A. Goldan
Keith A. Goldan
Chief Financial Officer
Date:July 30, 2021